Exhibit 10.28

2021 TERM NOTE

$4,000,000	November 22, 2021

This 2021 Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated December 20, 2017 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and between TOTALSTONE, LLC, a limited liability company formed under the laws of the State of Delaware (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchaser, LLC), a limited liability company formed under the laws of the State of Delaware (“Northeast”), TOTALSTONE PROPERTIES, LLC, a limited liability company formed under the laws of the State of Delaware (“Properties” and collectively with TotalStone and Northeast, the “Borrower”), and BERKSHIRE BANK, a Massachusetts corporation (the “Lender”). Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

FOR VALUE RECEIVED, the undersigned, Borrower HEREBY PROMISES TO PAY to the order of Lender, at the offices of Lender at One Van de Graaff Drive, Suite 202, Burlington, Massachusetts 01803, or at such other place as Lender may from time to time designate to Borrower in writing:

(i) the principal sum of FOUR MILLION DOLLARS ($4,000,000), in forty-eight (48) consecutive monthly principal and interest installments based on a four (4) year amortization schedule, the first forty-seven (47) of which shall be in the amount of Eighty Three Thousand Three Hundred Dollars and 33/100 ($83,333.33), commencing on the first Business Day of January, 2022, and continuing on the first Business Day of each month thereafter, with a forty eighth (48th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of December, 2025, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof;

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable 2021 Term Loan Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Loan Agreement; and

(iii) notwithstanding anything to the contrary herein, in the Loan Agreement and/or in any Other Document, all outstanding principal and interest hereunder shall be due and payable on the Termination Date.

This Note is the “2021 Term Note” referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 10.7 or 10.8 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

Lenders may at any time pledge or assign all or any portion of their rights under the Loan Agreement or the Other Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Lenders from their obligations under the Loan Agreement or any of the Other Documents.

This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

[Signature pages follow]

IN WITNESS WHEROF, the parties hereto hereby acknowledge and agree to the foregoing as of the date first written above.

TOTALSTONE, LLC

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM purchaser, LLC)

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

TOTALSTONE PROPERTIES, LLC

By: TotalStone, LLC, its Managing Member

By:	/s/ Matthew Lipman
Name:	MATTHEW LIPMAN
Title:	Manager

[Signature Page to 2021 Term Note]